                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

     Athanor Group, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              ATHANOR GROUP, INC.
                          921 East California Avenue
                          Ontario, California  91761
                                (909) 467-1205



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 7, 1998
                                   2:00 P.M.

--------------------------------------------------------------------------------


To the Shareholders of ATHANOR GROUP, INC.


     You are cordially invited to attend the Annual Meeting of Shareholders of Athanor Group, Inc., a California corporation (the "Company"), which will be held at the DoubleTree Hotel, 222 North Vineyard, Ontario, California, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:


     1. To elect a board of five (5) directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

     2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.


     Shareholders of record of the Company's Common Stock at the close of business on March 20, 1998, the Record Date fixed by the Board, are entitled to notice of and to vote at, the Meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS VOTED.


                              By order of the Board of Directors


                              /s/ Duane L. Femrite
                              ----------------------------
                              Duane L. Femrite
                              President



Ontario, California
March 27, 1998

                              ATHANOR GROUP, INC.
                           921 East California Avenue
                           Ontario, California  91761
                                 (909) 467-1205

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                ---------------

          Approximate Date Proxy Material First Sent To Shareholders:

                                 March 27, 1998
--------------------------------------------------------------------------------

     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of Athanor Group, Inc. (the "Company") to be held on May 7, 1998, and any adjournment or adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.


                     SOLICITATION AND REVOCATION OF PROXIES


     A form of proxy is being furnished by the Company to each common shareholder, and, in each case, is solicited on behalf of the Board of Directors (the "Board") of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting material to their principals. Members of the management of the Company may solicit some shareholders in person, or by telephone, or by telegraph, following solicitations of this Proxy Statement, but will not be separately compensated for such solicitation services.

     Proxies duly executed and returned by common shareholders and received by the Company before the Meeting and not revoked will be voted: FOR the election of all five (5) of the nominee-directors specified herein unless contrary choices are specified. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the persons designated as proxies will take such actions as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of the Company.

     If any shareholder gives notice at the Meeting prior to commencement of voting that the shareholder intends to cumulate his or her votes, then the directors shall be elected by the cumulative voting method. In such event, the shareholders shall have the right to cast that number of votes equal to the number of shares which they hold multiplied by the number of directors to be elected by them; i.e., for the purpose of this election, five votes for each share. Each shareholder may cast the whole number of votes for one candidate, or distribute them among two or more candidates. The persons named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

     Your execution of the enclosed proxy will not affect your rights as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


     The Company had outstanding, 1,467,854 shares of common stock (the "Common Stock") as of the close of business on March 20, 1998 (the "Record Date"). Only holders of Common stock of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held by him/her, except that in the selection of directors, each holder of Common Stock has cumulative voting rights. Voting on all matters, other than election of directors, submitted for approval by the shareholders at the Meeting will be on a noncumulative basis.

     There are no other classes of voting securities of the Company other than the Common Stock. Representation at the Meeting by the holders of the majority of the outstanding shares of Common Stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

     The following table sets forth, as of the Record Date, information concerning: (a) beneficial ownership of voting securities of the Company by persons who are known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock; (b) beneficial ownership of voting securities of the Company by each director, nominee for director, and by all directors and officers as a group; and (c) the percentage of the total votes held by each person or group described in subparagraphs (a) and (b) immediately above.


                                            Amount and Percentage of
                                              Beneficial Ownership
                                            ------------------------
       Title      Name and Address of        Number of   Percent of
     of Class      Beneficial Owner            Shares       Class
-------------------------------------------------------------------------------
     Common    Gregory J. Edwards              16,000       1.1%
     Stock     2208 Faircloud Lane
               Edmund, Oklahoma  73034

     Common    Duane L. Femrite               189,544      12.9%
     Stock     921 East California Avenue
               Ontario, California  91761

     Common    Edmund R. Knauf, Jr.            79,680       5.4%
     Stock     1516 North 2nd
               Sheboygan, Wisconsin  53081

     Common    Richard A. Krause              256,983      17.5%
     Stock     921 East California Avenue
               Ontario, California  91761

     Common    Robert W. Miller  (1)          164,752      11.2%
     Stock     921 East California Avenue
               Ontario, California  91761

     Common    All Officers and Directors     706,959      48.2%
     Stock     as a Group (5 persons)
_____________________________________________
     (Footnotes on next page)



     All shares are owned either directly or beneficially by the owner named in the table except as otherwise indicated in a footnote below.

     Percentages of class are based on the number of shares of Common Stock outstanding on December 31, 1997. There were 1,467,854 shares of Common Stock outstanding on December 31, 1997.

     None of the officers or directors of the Company has options to acquire any shares of Common Stock of the Company. Messrs. Femrite, Knauf, Krause and Miller are the only persons known to the Company to beneficially own more than five percent (5%) of its Common Stock.

     The Company knows of no contractual arrangements which may at a subsequent date result in a change in control of the Company.


---------------------------
       (Footnotes)



     (1) Does not include 24,000 shares of Common Stock owned by Mr. Miller's father as to which Mr. Miller disclaims beneficial ownership.


                      NOMINATION AND ELECTION OF DIRECTORS


          The Company's directors are to be elected at each annual meeting of shareholders. The Company's Bylaws authorize between three (3) and seven (7) directors, the exact amount to be determined by the Board. At this Meeting FIVE
(5) directors, making up the entire membership of the Board of the Company, are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting are set forth in the table below and are all recommended by management of the Company. Each of the nominees has consented to serve as a director if elected.

          In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board.

          The FIVE nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of shareholders and until their successors are elected and qualify. Subject to certain exceptions specified below, holders of Common Stock of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes as determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes as they so determine for one person or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate his/her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board. Accordingly, the person named in the accompanying proxy will have discretionary authority to cumulate votes in the election of directors in favor of one or more candidates.

          The following tables list the nominees for election as directors and shows certain information concerning each nominee, including the number of shares of Common Stock of the Company beneficially owned, directly or indirectly, by such nominee as of the Record Date:


                                     Principal                               Director
      Name                           Occupation                     Age       Since
----------------------------------------------------------------------------------------
   Gregory J. Edwards        Director                                53        1990

   Duane L. Femrite          President, Chief Executive Officer,     53        1985
                             Chief Financial Officer
                             of the Company

   Edmund R. Knauf, Jr.      Director                                55       Nominee

   Richard A. Krause         Vice President of the Company           62        1992
                             President, Alger Manufacturing
                             Company, Inc.

   Robert W. Miller          Chairman of the Board,                  55        1976
                             Secretary of the Company

========================================================================================


                               Number of Shares            Percent
                                    of                       of
      Nominee (1)              Common Stock (2)             Class
----------------------------------------------------------------------------------------
   Gregory J. Edwards              16,000                    1.1%

   Duane L. Femrite               189,544                   12.9%

   Edmund R. Knauf, Jr.            79,680                    5.4%

   Richard A. Krause              256,983                   17.5%

   Robert W. Miller               164,752  (3)              11.2%
========================================================================================
   (Footnotes on next  page)

----------------------------
       (Footnotes)


  (1) The Company has a Nominating Committee for directors of the Board. Management's nominees for election as directors at the Meeting were recommended by the Nominating Committee and approved by the Board of the Company.

  (2) All shares are owned directly by the director named in the table except as otherwise indicated in a footnote below.

  (3) Does not include 24,000 shares of Common Stock owned by Mr. Miller's father as to which Mr. Miller disclaims beneficial ownership.


      Listed below are descriptions of the business experience for at least the past five years for each director and officer listed in the preceding table. Unless otherwise described below, none of the following persons (i) is related in any way, or (ii) has been involved in certain legal proceedings in the past five years.

GREGORY J. EDWARDS     President and Chief Executive Officer of CASS Holdings,
                       L.L.C. ("CASS") since January 1993. CASS owns several manufacturing and service companies: Milamar Coatings, L.L.C., a producer of epoxy coating products used in the industrial and commercial seamless floor coating business; Berry Manufacturing and Equipment, L.L.C., a manufacturer of equipment for the maintenance and marking of pavement services, specializing in designing and manufacturing joint/crack sealers and thermoplastic melting equipment: CASS Services, L.L.C., a government contractor involved with surface preparation and re-coating for U.S. Naval ships and portable landing mats:
                       and CASS Financial, L. L. C., an equipment leasing company. Between July 1991 and January 1993, Mr. Edwards was self-employed as a financial consultant and investor.
                       Previously, he was an investment banker with Stephens, Inc. of Little Rock, Arkansas from mid-1990 to July 1991.

DUANE L. FEMRITE       President, Chief Executive Officer of the Company since
                       April 1995, Chief Operating Officer from January 1987 to
                       April 1995, and Chief Financial Officer since December
                       1982. Secretary of the Company from October 1984 to April
                       1995 and Director of the Company since December 1985.
                       Chairman of the Board and Chief Executive Officer of
                       Alger Manufacturing Company, Inc. (Alger) since September
                       1986 and October 1987 respectively. Director of Core
                       Software Technology from November 1993 to March 1995. Mr.
                       Femrite is a Certified Public Accountant.

EDMUND R. KNAUF, JR.   Currently self-employed as a consultant and investor.
                       From 1972 to August 1997 worked in various positions for Ametek Inc, a global manufacturer of electrical and electronic products engineered for niche markets, including Vice President of Business Development for the Filtration Group from April 1996 to August 1997 and as
                       Corporate Vice President and General Manager of several
                       Ametek Divisions from 1990 to 1996.

RICHARD A. KRAUSE      Director and Vice President of the Company since December
                       1992. President and Chief Operating Officer of Alger
                       Manufacturing Company, Inc. since 1987.

ROBERT W. MILLER       Chairman of the Board since 1976. Chief Executive Officer
                       of the Company from 1976 to April 1995. Corporate
                       Secretary since April 1995. Director and Vice President of Alger since 1986. Director of Image Data Corporation since 1988 and Chief Operating Officer from May 1990 to
                       July 1992. Elected Chief Executive Officer of Image Data
                       Corporation on January 7, 1993. Director of Core Software
                       Technology since September 1991 and currently serving as Secretary. Director of OneCard International since 1988 and elected Chairman and Chief Executive Officer of this company in September 1992.


        Directors of the Company are elected annually. The present term of office of each director will expire at the next annual meeting of shareholders of the Company or at such time as his successor is duly elected and qualifies.


                          TRANSACTIONS WITH MANAGEMENT


Loans and Investments in Core Software Technology (CORE) and Image Data
-----------------------------------------------------------------------
Corporation (IDC)
-----------------

        The Company is currently the single largest shareholder of Core Software Technology, a California corporation ("Core"), owning 399,845 shares of the issued and outstanding common stock of Core (after a 1 for 5.5 reverse stock split in 1997 and the loss of escrowed shares discussed below) representing approximately 19.8% of the issued and outstanding shares of Core's capital stock (assuming the options to purchase additional shares of the capital stock of Core owned by the Company and others are not exercised). As a condition to a closing of a private placement of the common stock of Core for gross proceeds to Core of $4,705,000 which closing occurred during 1994 (the "Core Private Placement"), the original shareholders of Core agreed to deposit certain shares of the common stock of Core owned by them into escrow. The escrowed shares were to be released from escrow if Core met certain minimum pretax income requirements in 1997. Core failed to meet the requirement and all shares held in the escrow account were canceled and returned to Core and the Company has no further rights with respect to those shares.

        Core is the developer and marketer of an on-line geospatial (image, cartographic, & demographic) information indexing and distribution system and service, known as ImageNet. Core develops and distributes proprietary client-server and application software but primarily uses its software products as a delivery vehicle for ImageNet services. Through the global implementation of ImageNet, Core seeks to control the channel for distribution of geospatial information products worldwide. As a single source access vehicle for such information, the value and utility of ImageNet is a function of content.

        Core is attempting to build, a worldwide, on-line database and distribution infrastructure consisting of commercial and public data providers, existing international distributors, satellite ground receiving stations, and value added companies. ImageNet addresses the information access requirements of an international public policy movement to maximize the benefits of existing scientific and geographic information and analysis tools.

        The Company has also provided a portion of the working capital requirements of Core during previous years, in the form of a series of loans to Core. The Company has made loans in the principal amount of $647,622 to Core and Image Data Corporation ("IDC"), the previous parent of Core, through October 31, 1997, net of $225,116 repaid in 1997. The outstanding balance, plus accrued interest of $156,905 through October 31, 1997, has been fully reserved in prior years pursuant to the equity method of accounting.

        Robert W. Miller, the Chairman of the Board of the Company, has served on the Board of Directors of Core since its formation and has served as an officer from time to time. He is currently the Secretary of Core. Mr. Miller has served as a director of IDC since 1988. Until July 1992, Mr. Miller was the Chief Operating Officer of IDC and is currently serving as Chief Executive Officer of IDC. Duane L. Femrite, the President and Chief Executive Officer of the Company, served on the Board of Directors of Core from November 1993 to March 1995. Mr. Miller as a director of Core, and Mr. Femrite during his tenure, were entitled to receive $500 per month and $1000 per board meeting attended and each committee meeting not held in conjunction with a board meeting. In addition, they were to be reimbursed for all business related expenses associated with their duties as directors of Core. Mr. Miller and Mr. Femrite have assigned the right to receive said fees to R & D Financial (R & D), a California general partnership of which Messrs. Miller and Femrite are the general partners. During 1997 R & D received $8,500 in Director fees from Core.

        Mr. Miller has allowed Core to use his personal credit card for travel and other business related expenses. In connection with the use of his credit card during 1996 and 1997, Core incurred and paid charges on Mr. Miller's card totaling $128,000. In 1997 Core paid Mr. Miller a fee of approximately $18,000 for the use of his credit card.

        Mr. Miller entered into a consulting agreement with Core and assigned the consulting fees to R & D. The consulting agreement began on January 1, 1995, wherein Mr. Miller agreed to provide services to Core relating to financial, investor, capital raising, litigation and general business matters arising out of Core's on-going restructuring, recapitalization and financing efforts. In exchange for Mr. Miller's services, Core has agreed to pay Mr. Miller a fee of $50,000 for the calendar year 1995 and $5,000 per month commencing January 1, 1996. During 1997, R & D received approximately $17,000 in consulting fees from Core. As of December 31, 1997, Core owes $153,000 to R & D in connection with said consulting agreement.

        Mr. Miller was to have received $4,000 per month from IDC with respect to his services rendered to IDC in accordance with IDC's confirmed Plan of Reorganization, commencing in April 1993, but has received no compensation to date. Mr. Miller may receive a portion of the compensation in 1998.

        Mr. Femrite and Mr. Miller have a beneficial ownership interest in 11,969 shares of the common stock of Core owned by R & D. Mr. Miller has a beneficial ownership interest in 8,813 additional shares of the common stock of Core as well as options to purchase 4,180 shares of the common stock of Core at exercise prices ranging from $5.50 to $8.25 per share. Mr. Femrite has a beneficial ownership interest in 7,363 additional shares of the common stock of Core as well as options to purchase 3,697 shares of the common stock of Core at $5.50 per share. The above beneficial stock ownership takes into account the 1 for 5.5 reverse stock split of Core's common stock in 1997.

        In January 1996 the Internal Revenue Service ("IRS") served Mr. Miller with a Notice of Federal Tax Lien with respect to approximately $400,000 in taxes and penalties purportedly owed by IDC. In connection therewith, the IRS has collected approximately $23,000 from Mr. Miller and currently collects $500 per month from Mr. Miller. In connection with Core's previous acquisition of the assets of IDC, Core agreed to indemnify and hold Mr. Miller harmless from and against any liabilities relating to or arising out of IDC's business, including taxes and penalties owed by IDC to the IRS. In connection with such indemnity, Core reimbursed Mr. Miller in the approximate amount of $23,000 during 1997. Mr. Miller anticipates that any additional funds collected by the IRS, in conjunction with such levy, will be reimbursed by Core.

        On September 7, 1995, the Company made a loan to Mr. Miller in the principal amount of $25,000. During 1996 the loan was increased to $40,000.
The loan bears interest at the rate of 10% per annum and is secured by 25,000 shares of the common stock of the Company, owned by Mr. Miller. The loan was renewed as of October 31, 1997 on the condition that Mr. Miller makes a $5,000 principal reduction by January 31, 1998 and pays all current interest through October 31, 1997. If payment was not made by the designated date, Mr. Miller had agreed to assign to the Company all of his right, title and interest in and to any cash distributions (net of applicable income tax liability) to which he was entitled from R & D until all principal and interest, on the loan, is paid in full. The $5,000 payment was not made as of January 31, 1998 and accordingly the Company has received the above referenced assignment.

        During the first quarter of fiscal 1998, the Company made a short-term loan of $80,000 to Fluid Light Technologies, Inc. (FLT) that is due and payable on March 31, 1998. The Company also received a three-year option to purchase $80,000 of common stock in FLT. FLT is in the business of developing, manufacturing and marketing systems to control the motion or flow of light through neon glass tubes. Mr. Miller is a director of Fluid Light Technologies Inc.

                     REMUNERATION OF OFFICERS AND DIRECTORS


Executive Compensation
----------------------

        The following table sets forth all plan and non-plan compensation awarded to, earned by, or paid to the Company's four most highly compensated executive officers, each of whose annual salary and bonus was in excess of $100,000 and to the Company's Chief Executive Officer regardless of compensation level, for services to the Company during the three fiscal years ended October 31, 1997.


                              ANNUAL COMPENSATION
                              -------------------


 Name and Principal
     Position                      Year    Salary    Bonus     Other  (1)
------------------------------------------------------------------------------
 Duane L. Femrite                  1997   $144,192   25,000    2,949
  President, Chief Executive       1996    133,308   44,000    2,162
  Officer and Chief Financial      1995    129,038   10,000    3,826
  Officer

 Richard A. Krause                 1997   $156,423   35,063    3,750
  Vice President and               1996    145,308   52,328    3,750
  President of Alger               1995    141,673   41,066    4,748
  Manufacturing Co., Inc.

 Robert W. Miller                  1997   $144,270   25,000    1,500
  Chairman of the Board            1996    136,498   44,000    1,432
  Corporate Secretary              1995    125,000   10,000    1,250

  (Footnotes)

        (1) Other compensation includes contributions made to the Company's 401-K Plan. Does not include use of automobile paid for by the Company.

Employment Agreements
---------------------

        Effective January 1, 1991, the Company entered into written employment agreements with Robert W. Miller, as Chairman of the Board and Chief Executive Officer, and Duane L. Femrite, as President, Chief Operating Officer, Chief Financial Officer, and Secretary of the Company. Effective January 1, 1993, Alger entered into a written agreement with Richard A. Krause as President and Chief Operating Officer. Each of the employment agreements is identical as to its terms except for the description of the duties that each employee is to provide.

        Each agreement is for an initial term of five (5) years, renewable automatically for additional one (1) year periods unless either the employee, the Company, or Alger wishes to terminate it. The employment agreements for Robert W. Miller, Duane L. Femrite and Richard A. Krause were automatically renewed on January 1, 1998, for an additional year.

        The agreements provide that the salaries of the employees shall be determined by the Board of Directors but may not be less than the salary paid in the preceding year. Each employee shall be entitled to the use of an automobile at the Company's expense and shall be entitled to all benefits and perquisites available to the Company's other employees.

        If the agreement terminates because of the death of the employee, then the employee's heirs and/or successors shall continue to receive the employee's salary, monthly, for a period of twelve (12) months. If the agreement should terminate for any reason other than cause or death of the employee, including, without limitation, employee's voluntary termination, the Company shall pay the employee a lump sum payment equal to employee's then monthly salary multiplied by the number of years during which the employee was employed by the Company, or Alger, as the case may be, prorated for any partial year of employment. Payment is limited to twenty-four (24) years of employment.

        The agreements permit the employee to engage in other employment or business opportunities provided that such outside activities do not interfere with employee carrying out his duties to the Company, are not competitive with the Company, and do not result in employee breaching any of his fiduciary obligations to the Company or its shareholders.

Directors' Remuneration
-----------------------

        Effective May 7, 1998, outside Directors are to receive an annual honorarium of $5,000 per year and $600 per meeting. The Board has a Nominating Committee that is charged with the responsibility of nominating a slate of candidates to serve as directors of the Company. Outside directors on the Compensation Committee, Audit Committee, and Nominating Committee receive $100 for each meeting attended when such committee meetings are held on a day that the full Board does not meet. The Audit Committee, Nominating Committee, and Compensation Committee met once in 1997.

                             SHAREHOLDER PROPOSALS



        Shareholders who wish to present proposals for action at the 1999 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals of shareholders intended to be presented at the 1999 Annual Meeting (a) must be received by the Secretary no later than December 20, 1998, for inclusion in next year's proxy statement and proxy card, and (b) must satisfy the applicable conditions established by the Securities and Exchange Commission for shareholder proposals.


     COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934


        Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock to file with the Securities Exchange Commission initial reports of stock ownership and reports of changes in stock ownership. To the Company's best knowledge, all the Company's directors, executive officers, and persons owning more than 10% of the Company's Common Stock filed all required reports required by section 16 (a) on a timely basis.


                         ANNUAL REPORT TO SHAREHOLDERS

        The Company's Annual Report to shareholders for the fiscal year ended October 31, 1997 (the "Annual Report"), which includes audited financial statements and schedules thereto, is being mailed with this Proxy Statement to stockholders as of the Record Date. The Annual Report to the shareholders is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                                 OTHER MATTERS

          The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matters come before the Meeting or any adjournment thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

                    FORM 10-KSB AND EXHIBITS TO FORM 10-KSB



          Copies of the Company's Form 10-KSB and the exhibits to the Company's Form 10-KSB for the fiscal year ended October 31, 1997, as filed with the Securities and Exchange Commission, will be furnished to any person from whom the accompanying proxy is solicited upon written request to the Company's Secretary at Athanor Group, Inc., 921 East California Avenue, Ontario, California 91761. A copying charge of $.25 per page will be made for each page of the exhibits requested.



                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Duane L. Femrite
                              ----------------------------------
                              Duane L. Femrite
                              President


Ontario, California
March 27, 1998





     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

  PROXY                     ATHANOR GROUP, INC.
                        921 East California Avenue
                         Ontario, California 91761

        THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Duane L. Femrite as Proxy, with the power to appoint his substitute and with full power to act alone, and hereby authorizes him to represent and vote as designated below, all the shares of Common Stock of Athanor Group, Inc. held of record by the undersigned on March 20, 1998 at the Annual Meeting of Shareholders to be held on May 7, 1998. If authority to vote the shares is granted by the undersigned, the shares may be voted cumulatively by the proxy holder for less than all the nominees for director.

  1. ELECTION OF DIRECTORS:

       [_] FOR all nominees listed below       [_] WITHHOLD AUTHORITY to vote
           (except as marked to the                for all nominees listed below
           contrary below)

  (INSTRUCTION: to withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

  [_] Robert W. Miller   [_] Duane L. Femrite   [_] Richard A. Krause
  [_] Gregory J. Edwards [_] Edmund R. Knauf, Jr.

  2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                  (PLEASE SIGN AND DATE ON REVERSE SIDE)


    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1.

                                                   Dated:__________ , 1998

                                                   -----------------------
                                                          Signature

                                                   -----------------------
                                                      Signature if held
                                                           jointly

                                                   Please sign exactly as name
                                                   appears to the left. When
                                                   shares are held by joint
                                                   tenants, both should sign.
                                                   When signing as attorney,
                                                   executor, administrator,
                                                   trustee, or guardian, please
                                                   give full title as such. If a
                                                   corporation, please sign in
                                                   full corporate name by
                                                   President or other authorized
                                                   officer. If a partnership,
                                                   please sign in partnership
                                                   name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE